UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2022

SHELTER ACQUISITION CORPORATION I

(Exact name of registrant as specified in its charter)

Delaware	001-40567	86-1273121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Midland Street #1726 Quogue, New York	11959
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 553-2164

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	SHQAU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units	SHQA	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SHQAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, on December 21, 2022, the stockholders of Shelter Acquisition Corporation I (the “Company”) approved (i) amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment Proposal”) and (ii) an amendment to the Investment Management Trust Agreement, dated June 29, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Trust Amendment Proposal” and, together with the Charter Amendment Proposal, the “Proposals”). In connection with the approval of the Charter Amendment Proposal, the holders of 21,893,832 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Public Shares”), exercised their right to redeem their Public Shares in exchange for their pro rata portion of the funds held in the trust account (the “Voluntary Redemption”). As a result, approximately $221,179,014.24 (approximately $10.10 per share) will be removed from the trust account to complete the Voluntary Redemption. The Company expects to complete the Voluntary Redemption on December 29, 2022. Following the Voluntary Redemption, 270,912 Public Shares will remain outstanding.

As previously announced, following the approval of the Proposals, the Board unanimously determined that it is in the best interests of the Company and its stockholders for the Company to cease operations and redeem the Public Shares that remain outstanding following the Voluntary Redemption (the “Mandatory Redemption”). After deduction of dissolution expenses in the amount of $27,726.12 in accordance with the terms of the Trust Agreement, the remaining $2,709,120.00 ($10.00 per share) of funds held in the trust account will be removed to complete the Mandatory Redemption. The Company expects to complete the Mandatory Redemption on December 30, 2022 and to file a certificate of dissolution with the Delaware Secretary of State promptly thereafter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2022	SHELTER ACQUISITION CORPORATION I

	By:	/s/ Danion Fielding
	Name:	Danion Fielding
	Title:	Chief Financial Officer

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